                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                   Current Report Pursuant to Section 13 or
                      15(d) of The Securities Act of 1934



Date of Report (Date of earliest event reported): September 10, 1999 (August 31,
                                     1999)



                           DEUCALION RESEARCH, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


 North Dakota                     0-16534                        45-0375367
--------------------------------------------------------------------------------
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)




                6601 E. Grant Road, Suite 101, Tucson, AZ 85715
          ----------------------------------------------------------
              (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code: (520) 866-5354



        118 First Avenue West, Williston, North Dakota           58801
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 1.   Change in Control of Registrant

     1. Effective August 31, 1999, pursuant to the terms of a Stock Purchase Agreement (the "Agreement") dated April 20, 1999, between the Company and Michael R. Farley and Forrest L. Metz, Mr. Farley and The Metz Trust, Forrest L. Metz acting as sole Trustee, acquired all the authorized but unissued common stock of the Registrant. The Agreement is reproduced in its entirety herein as
Exhibit 10.1. As contemplated by the Agreement, on August 31, 1999, the directors of the Company resigned after appointing Messrs. Farley and Metz to the board of directors. As contemplated by the Agreement, Messrs. Farley and Metz will call a special meeting of the Company's shareholders to: effect a recapitalization of the Company which may include a reverse stock split of a magnitude not yet determined; change the name of the Company to Digital Fuel, Inc.; appoint independent accountants; and change the domicile of the Company to Delaware. After the reverse stock split and recapitalization, Mr. Farley and the Metz Trust will purchase additional shares of common stock of the Company for $10,000 and will end up owning 95% of the common stock of the Company. Set forth below are the names of the persons who acquired control of the Registrant and the respective numbers of shares and voting percentage acquired by each.


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                      Name                         Number of Shares acquired   Percent of
                                                   pursuant to the Agreement      Class
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
Michael R. Farley                                  499,000,000                 33.4%
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The Metz Trust, Forrest L. Metz as sole Trustee    499,000,000                 33.4%
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Officers and Directors as a Group                  998,000,000                 66.9%
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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEUCALION RESEARCH, INC.

Date: September 10, 1999



By  /s/ Forrest L. Metz                 By  /s/ Michael R. Farley
  ----------------------                  ------------------------
  Forrest L. Metz                         Michael R. Farley
  President                               Chief Executive Officer

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